iMGP DBi Hedge Strategy ETF

(formerly, iM DBi Hedge Strategy ETF)

Summary Prospectus

Ticker Symbol: DBEH	September 20, 2021 As supplemented October 1, 2021 and December 16, 2021

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://imgpfunds.com/documents-forms. You may also obtain this information at no cost by calling 1-800-960-0188. The Fund’s Prospectus and Statement of Additional Information, each dated September 20, 2021, as supplemented, are incorporated by reference into this Summary Prospectus.

Paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.imgpfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your reports. If you invest directly with the Trust, you can call 1-800-960-0188. Your election to receive reports in paper will apply to all Funds in the Trust or held with your financial intermediary.

Investment Objective

The iMGP DBi Hedge Strategy ETF (the “Fund”) seeks long-term capital appreciation.

Fund Summary	1

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	None

Total Annual Fund Operating Expenses(2)	0.85%

(1)	“Other Expenses” have been estimated for the current fiscal year. Actual expenses may be different.

(2)

Pursuant to a contractual operating expense limitation between iM Global Partner Fund Management, LLC (“iM Global”) and the Fund, iM Global has agreed to limit Total Annual Fund Operating Expenses (excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and any distribution fees and expenses paid by the Fund under a Rule 12b-Plan) to 0.85% of the Fund’s average daily net assets for at least one year from the effective date of the Trust’s registration statement with respect to the Fund. This agreement may be renewed for additional periods of one (1) year and may be terminated by the Board upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Any fee waiver or expense reimbursement made by iM Global pursuant to this agreement is subject to the repayment by the Fund only within three (3) years of the date such amounts were waived or reimbursed, provided that the repayment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of repayment, and the repayment is approved by the Board.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$87	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account as compared to shares of investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Simultaneous with the Fund’s commencement of operation, the Fund acquired the assets and assumed the liabilities of the iM DBi Hedge Strategy ETF, a series of Manager Directed Portfolios (the “Predecessor Fund”). Because amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded from the portfolio turnover calculation and these are the only types of instruments held by the Predecessor Fund, the Predecessor Fund did not report a portfolio turnover rate during the fiscal year ended December 31, 2020.

Principal Strategies

The Fund is a non-diversified, actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by: (i) investing its assets pursuant to an equity hedge strategy (described below); and (ii) allocating the remainder of its assets directly in a portfolio of investment grade debt securities to collateralize its derivatives investments, for liquidity purposes, or to enhance yield. The Fund seeks to model its investments after long/short equity hedge fund strategies and does not invest in hedge funds. Because the Fund is not a hedge fund, the Fund will be limited in its ability to fully replicate hedge fund strategies due to regulatory requirements, including limitations on leverage and liquidity of the Fund’s investments.

2	Litman Gregory Funds Trust

The Fund invests in long and short positions in exchange-traded futures contracts across the broad asset classes of equities, fixed income, and currencies. The long and short positions in the futures contracts are determined by the Fund’s sub-adviser, Dynamic Beta investments (“DBi” or the “Sub-Advisor”), using a proprietary, quantitative model – the Dynamic Beta Engine. The Dynamic Beta Engine is designed to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds, which are hedge funds that employ fundamental analysis to buy or sell short individual equity securities to achieve their respective investment objectives (“Equity Hedge funds”).

Equity Hedge funds typically diversify their risks by limiting the hedge fund’s net exposure to certain industries, regions, or market capitalizations, which allows them to focus on company-specific characteristics. Equity Hedge funds often hedge against the returns of the overall market. The Fund will not necessarily use its long and short positions to reduce risk by taking offsetting positions. The Fund may take uncorrelated positions (e.g., invest in long and short futures contracts with values that do not historically exhibit a strong relationship to each other), which may increase the Fund’s overall market exposure and risk.

DBi has conducted extensive research into the drivers of performance of hedge funds and believes that individual security selection by the target Equity Hedge funds can deliver market outperformance over time through shifts in asset allocation among major equity markets. For example, if fundamentally-driven hedge fund managers collectively determine that stocks in emerging markets are more attractive than those in developed markets, the Dynamic Beta Engine can identify this and shift asset allocation exposures accordingly.

Based on this model, the Fund will invest in an optimized portfolio of long and short positions in U.S. exchange-traded futures contracts, as determined by the Sub-Advisor. This process is repeated monthly, with all positions rebalanced at that time. The Dynamic Beta Engine analyzes recent historical performance of a diversified pool of the largest Equity Hedge funds in order to estimate the current asset allocation of a selected pool of Equity Hedge funds. The Sub-Advisor relies exclusively on the model and does not have discretion to override the model-determined asset allocation or portfolio weights. Investing in a limited number of highly liquid futures contracts and monthly rebalancing is expected to keep transaction costs low relative to Equity Hedge funds. The model seeks to replicate Equity Hedge funds by analyzing historical returns of Equity Hedge funds provided by a third-party data provider and identifying futures contracts that most closely reflect the Equity Hedge funds’ estimated current exposures across the various asset classes.

Futures contracts are contractual agreements to buy or sell a particular equity index, currency, or financial instrument at a pre-determined price in the future. The Fund will invest in a limited number of highly-liquid futures contracts (including futures contracts on underlying instruments such as listed U.S. equity indices, baskets of currency, and U.S. treasury securities) that the Sub-Advisor believes exhibit the highest correlation to what the Sub-Advisor perceives to be the core positions of the target Equity Hedge funds, which are generally long and short positions of individual equity securities. The Fund will take long and short positions in U.S. exchange-traded derivative contracts viewed as highly liquid by the Sub-Advisor. Agreeing to buy the underlying instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying instrument is called selling a futures contract or taking a short position in the contract.

The Sub-Advisor will use quantitative methods to assess the level of risk for the Fund. The Fund may invest in derivative contracts that have an aggregate notional value that is greater than the Fund’s total assets. The notional value of a derivatives contract is the market value of the asset underlying the derivatives contract. Aggregate notional value is the sum of the notional values of the Fund’s derivatives contracts. The Fund’s aggregate notional value is intended to approximate the current risk profile of a diversified pool of the largest Equity Hedge funds. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder, impose certain limitations on the Fund’s ability to use leverage, which is inherent in the futures positions held by the Fund. Volatility is a statistical measure of the frequency and level of changes in the Fund’s returns over time without regard to the direction of those changes. Higher volatility generally indicates higher risk. Under normal market conditions, the Sub-Advisor will seek to achieve Fund volatility of 8-10% on an annual basis, which refers to the approximate maximum amount of expected gains or losses during a given year expressed as a percentage of value.

The Fund expects, under normal circumstances, to invest a large portion of the portfolio in investment grade debt securities in order to collateralize the Fund’s derivative investments, for liquidity purposes, or to enhance yield. The Fund may hold fixed income instruments of varying maturities, but that have an average duration of less than one year. In particular, the Fund may hold government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less.

Fund Summary	3

Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular investment or issuer than a diversified fund.

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), total return and/or ability to meet its objective.

•

Equity Hedge Strategy Risk. The Fund uses various investment strategies that seek to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds. These investment strategies involve the use of complex derivatives techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss than investing in individual equity securities. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

•

Futures Contracts Risk. Futures contracts have a high degree of price variability and are subject to occasional rapid and substantial changes. There is an imperfect correlation between the change in market value of the futures contracts and the market value of the underlying instrument or reference assets with respect to such contracts. Futures contracts pose the risk of a possible lack of a liquid secondary market, resulting in the potential inability to close a futures contract when desired. Futures contracts are also subject to risks related to possible market disruptions or other extraordinary events, including but not limited to, governmental intervention, and potentially unlimited losses caused by unanticipated market movements. Futures contracts are subject to the possibility that the counterparties to the contracts will default in the performance of their obligations. If the Fund has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its futures contracts, or close certain positions at a time when it may be disadvantageous to do so. The successful use of futures contracts draws upon the Sub-Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations.

The use of futures contracts, which are derivative instruments, will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater losses than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the value of the Fund’s securities or related derivatives instruments to be volatile. There is no assurance that the Fund’s investment in a futures contract with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

•

General Market Risk; Recent Market Events Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

•

Long Short Risk. The Fund seeks long exposure to certain factors and short exposure to certain other factors. The Fund may or may not take long or short positions in correlated asset classes. The Fund could lose money if either or both of the Fund’s long and short positions produce negative returns. The Dynamic Beta Engine may or may not identify long and short positions in correlated asset classes. There is no guarantee that the returns of the Fund’s long and short positions will produce positive returns.

4	Litman Gregory Funds Trust

•

Short Sales Risk. The Fund may take a short position in a derivative instrument, such as a future, forward, swap or security. The Fund will lose value if the underlying security that is the subject of a short sale increases in value. A short position on a derivative instrument or security involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

•

Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures contracts, swap agreements and forward contracts. Derivatives typically have economic leverage inherent in their terms. The primary type of derivatives in which the Fund invests is futures contracts. As discussed above, futures contracts can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of futures contracts depends largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with futures contracts that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. A small position in futures contracts could have a potentially large impact on the Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts.

•

Equity Risk. Through the Fund’s use of derivatives, the Fund may have exposure to equity securities and/or broad-based equity indices. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

•

Credit Risk. Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

•

Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

•	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

¡

Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

¡

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

¡

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

¡

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there

Fund Summary	5

may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

¡

Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

•

Debt Securities and Fixed-Income Risk. Fixed income securities, such as U.S. Treasuries, or derivatives based on fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully above, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk, as described more fully below, refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

•

Interest Rate Risk. Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Sub-Advisor. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of the Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•	Management Risk. The Fund is actively-managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund.

•

Models and Data Risk. This is the risk that one or all of the proprietary systematic and quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.

•

Non-Diversified Fund Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

•

Government Securities and Agency Risk. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by Federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Accordingly, while U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

•

Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in derivative instruments involve the risk that the Fund may be unable to sell the derivative instrument or sell it at a reasonable price.

6	Litman Gregory Funds Trust

•

Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

•

Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or Sub-Advisor’s control, including instances at third parties. The Fund, the Advisor and the Sub-Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•

Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or that could adversely impact the Fund’s performance.

Performance

Simultaneous with the Fund’s commencement of operation, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a reorganization (the “Reorganization”). The Fund assumed the performance and accounting history of the Predecessor Fund on the date of the Reorganization.

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Predecessor Fund from year to year. The table below shows how the Predecessor Fund’s average annual total returns for the 1-year and since inception periods compare to those of a broad-based market index. Past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.imgpfunds.com.

Predecessor Fund

Calendar Year Total Return as of

December 31

During the period shown above, the highest and lowest quarterly returns earned by the Predecessor Fund were:

Highest:	15.50%	Quarter ended December 31, 2020
Lowest:	-11.80%	Quarter ended March 31, 2020

Average Annual Total Returns (for the periods ended December 31, 2020)
	1 Year	Since Inception (12/17/2019)
Predecessor Fund
Return Before Taxes	23.58%	22.63%
Return After Taxes on Distributions	23.53%	22.58%
Return After Taxes on Distributions and Sale of Shares	13.95%	17.23%
HFRX Equity Hedge Index
(reflects no deduction for fees, expenses, or taxes)	4.60%	4.98%

The Predecessor Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to

Fund Summary	7

your investment. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management
SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE PREDECESSOR FUND SINCE:
Dynamic Beta investments, LLC	Andrew Beer, Managing Member	2019

	Mathias Mamou-Mani, Managing Member	2019

Purchase and Sale of Shares

Shares of each Fund (“Shares”) are listed and trade on the NYSE Arca (the “Exchange”). Individual Shares may only be bought and sold on the Exchange through a broker or dealer at market prices, rather than at NAV. Because Shares trade at market prices rather than at NAV, Shares may trade at a price greater than at NAV (premium) or less than at NAV (discount). Investors may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “Bid-Ask Spread”).

Each Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. Each Fund generally issues and redeems Creation Units in exchange for a designated amount of U.S. cash and/or a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”).

Information on each Fund’s NAV, market price, premiums and discounts to NAV, and bid-ask spreads is available on the Fund’s website www.imgpfunds.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), iM Global, the Funds’ investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

8	Litman Gregory Funds Trust